Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier/Crystal Warner
Maier & Company, Inc.
(310) 442-9852

IMPCO TECHNOLOGIES FILES S-4 REGISTRATION WITH SEC

— Proposes Corporate Reorganization and Name Change to Fuel Systems Solutions, Inc. —

SANTA ANA, CA – June 28, 2006 – IMPCO Technologies, Inc. (Nasdaq:IMCO) today announced it has filed a preliminary proxy statement and prospectus on Form S-4 with the Securities and Exchange Commission for a proposed reorganization of the company’s operating divisions, IMPCO and BRC, S.r.l., and the establishment of a newly formed holding company, Fuel Systems Solutions, Inc.

The reorganization, subject to approval by stockholders holding a majority of the company’s outstanding shares at an annual meeting to be set following clearance by the SEC, is intended to enhance the company’s ability to promote greater management accountability, corporate and individual performance, customer and supplier relationships and growth initiatives. The new entity, pending clearance by the SEC and approval by stockholders and Nasdaq, is expected to trade under a new trading symbol, “FSYS.”

As part of the proposed reorganization, IMPCO Technologies will become a wholly owned subsidiary of Fuel Systems Solutions, Inc., a Delaware company. Stockholders of IMPCO will receive one whole share of common stock of Fuel Systems Solutions in exchange for every two shares of IMPCO common stock owned at the time of the reorganization. Stockholders will receive cash for any fractional shares held equal to a proportionate interest in the gross proceeds of the sale on Nasdaq of the aggregate fractional shares.

All outstanding warrants to purchase IMPCO common stock will become warrants to purchase one whole share of Fuel Systems Solutions’ common stock for every two shares of IMPCO common stock subject to such warrant terms, with any fractional shares being treated in accordance with the warrant terms. All outstanding options to purchase IMPCO common stock will become options to purchase one whole share of Fuel Systems Solutions’ common stock for every two shares of IMPCO common stock subject to such option, with any fractional shares rounded-up to the nearest whole number. The exercise price of the warrants and options following the reorganization will be equal to twice the exercise price of such option and warrant, respectively, immediately prior to the reorganization.

Additional items to be voted at the company’s annual meeting of stockholders will include: the adoption of a 2006 Incentive Bonus Plan, designed to provide cash and/or stock bonus incentives to all of the

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company’s employees worldwide; the election of three directors; and, the ratification of the appointment of BDO Seidman, LLP as the company’s auditors to serve until its next annual meeting.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted before the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Where to Find Additional Information

On June 27, 2006, Fuel Systems Solutions, Inc. filed a registration statement with the SEC on Form S-4 that includes a preliminary proxy statement/prospectus and other relevant materials regarding the proposed reorganization. Stockholders are urged to read the preliminary proxy statement/prospectus filed with the SEC on June 27, 2006, the definitive proxy statement/prospectus when it becomes available and any other relevant materials filed with the SEC when they become available because they contain, or will contain, important information about IMPCO, Fuel Systems Solutions and the proposed reorganization. The definitive proxy statement/prospectus will be sent to IMPCO stockholders seeking their approval of the reorganization. Stockholders may obtain a free copy of the preliminary proxy statement/prospectus filed today with the SEC, as well as other documents filed by IMPCO and/or Fuel Systems Solutions with the SEC at the SEC’s web site at www.sec.gov or through IMPCO’s web site as http://www.impco.ws. The definitive proxy statement/prospectus and IMPCO’s other SEC filings also may be obtained for free from IMPCO by directing a request to: IMPCO Technologies, Inc., 3030 South Susan Street, Santa Ana, CA 92704, Attention: Secretary, telephone: 714-656-1200. Stockholders are urged to read the definitive proxy statement/prospectus and other relevant materials relating to the reorganization when they become available before voting or making any investment decision with respect to the reorganization.

IMPCO, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from IMPCO’s stockholders in connection with the reorganization transaction. Information regarding such persons and a description of their interests in the transaction is contained in the proxy statement/prospectus. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement/prospectus when it becomes available.

About IMPCO Technologies

IMPCO designs, manufactures, markets and supplies advanced products and systems to enable internal combustion engines to run on clean burning gaseous fuels such as natural gas, propane and biogas. IMPCO is a leader in the heavy duty, industrial, power generation and stationary engines sectors. Headquartered in Cerritos, California, IMPCO has offices throughout Asia, Europe, Australia and North America. Additional information is available at IMPCO’s website, http://www.impco.ws.

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About BRC Gas Equipment

BRC produces a complete range of systems for converting vehicles to gaseous fuel to meet market requirements. BRC is a leader in the light duty and automobile alternative fuel sectors and has established alliances with several major automobile manufacturers for OEM projects. Headquartered in Cherasco, Italy, BRC has offices throughout Asia, Europe and South America. Additional information is available at BRC’s web site, http://www.brc.it.

Forward-Looking Statement Disclosure

This press release contains “forward-looking statements,” as such term is used in the Securities Exchange Act of 1934, as amended. Such forward looking statements include those regarding the Company’s expectations about the effect of the reorganization transaction with Fuel Systems Solutions and IMPCO Merger Sub, Inc. When used herein, the words “anticipate,” “believe,” “estimate,” “intend,” “may,” “will,” and “expect” and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of future performance or results. The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include: (1) Nasdaq may not approve the listing of Fuel Systems Solutions’ common stock on the Nasdaq Global Market, (2) our stockholders may not approve the transaction, in which case we would not proceed with it and Fuel Systems Solutions would be dissolved, (3) prevailing market and global economic conditions, (4) changes in environmental regulations that impact the demand for the Company’s products, (5) the Company’s ability to design and market advanced fuel metering, fuel storage and electronic control products, (6) the Company’s ability to meet OEM specifications and the level and success of the Company’s development programs with OEMs and (4) other factors discussed in the Company’s filings with the SEC. Readers also should consider the risk factors set forth in the Company’s reports filed with the SEC, including, but not limited to, those contained in the “Risk Factors” sections of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and the proxy statement/prospectus. IMPCO does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or changes or otherwise, even if experience or future changes show that the indicated results or events will not be realized.

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